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                                                                    Exhibit 23.2


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                    -----------------------------------------


        As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of BioTransplant Incorporated on Form S-8 of our report dated January 28, 1997 included in the Annual Report on Form 10-K (File No. 000-28324) of BioTransplant Incorporated and to all references to our Firm included in this Registration Statement.



                                                 /s/ Arthur Andersen LLP
                                                 ---------------------------
                                                 Arthur Andersen LLP



Boston Massachusetts
June 10, 1997






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